                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 26, 1999


                   FORD CREDIT AUTO OWNER TRUST Series 1999-B
            (Ford Credit Auto Receivables Two L.P. - Originator)
        -------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


Delaware                             333-63551                  38-3295857
--------                           ------------                 ----------
(State or other juris-      (Commission File Number)           (IRS Employer
diction of incorporation                                         I.D. No.)



The American Road, Dearborn, Michigan                           48121
----------------------------------------                      ----------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code  313-322-3000

Item 5.  Other Events

        In connection with the issuance by Ford Credit Auto Owner Trust 1999-B (the "Trust") of Asset Backed Securities pursuant to the Prospectus dated May 19, 1999 and the Prospectus Supplement dated May 19, 1999 filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2), Ford Credit Auto Receivables Two L.P. ("FCARTLP") is filing the exhibits listed below to this Current Report on Form 8-K which are incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                                    EXHIBITS

Designation          Description                             Method of
                                                             Filing
-----------          ------------                            ----------------
Exhibit 4.1          Conformed copy of the Indenture         Filed with
                     dated as of May 1, 1999 between         this Report.
                     the Trust and The Chase Manhattan
                     Bank (the "Indenture Trustee").

Exhibit 4.2          Conformed copy of the Amended and       Filed with
                     Restated Trust Agreement dated as       this Report.
                     of May 1, 1999 among FCARTLP, The
                     Bank of New York, as owner
                     trustee, and The Bank of New York
                     (Delaware), as Delaware trustee.

Exhibit 8.1          Opinion of Skadden, Arps, Slate,        Filed with
                     Meagher & Flom LLP with respect to      this Report.
                     certain federal income tax matters.

Designation          Description                             Method of
                                                             Filing
-----------          ------------                            --------------
Exhibit 8.2          Opinion of H.D. Smith, Secretary        Filed with
                     and Corporate Counsel of Ford Motor     this Report.
                     Credit Company ("Ford Credit")
                     relating to certain Michigan
                     tax matters.

Exhibit 23.1         Consent of Skadden, Arps, Slate,
                     Meagher & Flom LLP (included as part
                     of Exhibit 8.1).

Exhibit 23.2         Consent of H.D. Smith, Secretary
                     and Corporate Counsel of Ford
                     Credit (included as part of
                     Exhibit 8.2).

Exhibit 99.1         Conformed copy of the Sale and          Filed with
                     Servicing Agreement dated as of         this Report.
                     May 1, 1999 among FCARTLP,
                     Ford Credit and the Trust.

Exhibit 99.2         Conformed copy of the Administration    Filed with
                     Agreement dated as of May 1, 1999       this Report.
                     among Ford Credit, as administrator,
                     the Indenture Trustee and the Trust.

Exhibit 99.3         Conformed copy of the Purchase          Filed with
                     Agreement dated as of May 1, 1999       this Report.
                     between Ford Credit and FCARTLP.

Exhibit 99.4         Appendix A - Defined Terms.             Filed with
                                                             this Report.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                    Ford Credit Auto Receivables Two L.P.
                                                (Registrant)

                                    By:  Ford Credit Auto Receivables
                                         Two, Inc., General Partner


Date:  June 4, 1999                By:/s/R. P. Conrad
                                    ----------------------------------------
                                    Assistant Secretary

                                 EXHIBIT INDEX


Designation                 Description
-----------                 -----------
Exhibit 4.1          Conformed copy of the Indenture
                     dated as of May 1, 1999 between
                     the Trust and Indenture Trustee.

Exhibit 4.2          Conformed copy of the Amended and
                     Restated Trust Agreement dated as of
                     May 1, 1999 among FCARTLP and The
                     Bank of New York, as owner trustee,
                     and The Bank of New York (Delaware),
                     as Delaware trustee.

Exhibit 8.1          Opinion of Skadden, Arps, Slate,
                     Meagher & Flom LLP with respect to
                     certain federal income tax matters.

Exhibit 8.2          Opinion of H.D. Smith, Secretary
                     and Corporte Counsel of Ford Credit,
                     relating to certain Michigan tax
                     matters.

Exhibit 23.1         Consent of Skadden, Arps, Slate,
                     Meagher & Flom LLP (included as part
                     of Exhibit 8.1).

Exhibit 23.2         Consent of H.D. Smith, Secretary and
                     Corporate Counsel of Ford Credit
                     (included as part of Exhibit 8.2).

Exhibit 99.1         Conformed copy of the Sale and Servicing
                     Agreement dated as of May 1, 1999
                     among FCARTLP, Ford Credit and the
                     Trust.

Exhibit 99.2         Conformed copy of the Administration
                     Agreement dated as of May 1, 1999
                     among Ford Credit, as administrator,
                     the Indenture Trustee and the Trust.

Exhibit 99.3 Conformed copy of the Purchase Agreement dated as of May 1, 1999 between Ford Credit and FCARTLP.

Exhibit 99.4         Appendix A - Defined Terms.